Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Dan O. Dinges
Dan O. Dinges

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ John G. Drosdick
John G. Drosdick

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Richard A. Gephardt
Richard A. Gephardt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Jeffrey M. Lipton
Jeffrey M. Lipton

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Charles R. Lee
Charles R. Lee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Frank J. Lucchino
Frank J. Lucchino

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Glenda G. McNeal
Glenda G. McNeal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Seth E. Schofield
Seth E. Schofield

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ John P. Surma, Jr.
John P. Surma, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Graham B. Spanier
Graham B. Spanier

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ David S. Sutherland
David S. Sutherland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint John P. Surma, Jr., Gretchen R. Haggerty and Gregory A. Zovko, or any one of them, my true and lawful attorneys-in-fact, each with the power of substitution and resubstitution, to sign, execute and file for me and on my behalf a registration statement, or an amended registration statement (including a post-effective amendment), registering an additional 8,700,000 shares of Unites States Steel Corporation common stock to be issued in connection with the 2005 Stock Incentive Plan, as Amended and Restated, on forms prescribed by the Securities and Exchange Commission (collectively, “Registration Statements”), and any and all amendments to the Registration Statements or further registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable United States Steel Corporation to comply with said Act and the rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of April, 2010.

/s/ Patricia A. Tracey
Patricia A. Tracey